股权转让协议

Equity Interest Transfer Agreement

由

Between

AXM Pharma, Inc.

AXM Pharma, Inc.

和

And

段连发

Lianfa Duan

日期：2006年5月21日

Date: May 21, 2006

目录

Table of Contents

1.

待转股权的转让

2

Transfer of the Transferred Equity

2

2.

甲方的陈述和保证

3

Representation and Warranties of Party A

3

3.

乙方的陈述和保证

4

Representations and Warranties of Party B

4

4.

甲方的义务

4

The Covenants of Party B

4

5.

股权转让后乙方享有的权利义务

5

The Rights and Obligations of Party B after the Transfer of Equity Interest

5

6.

明成公司员工和管理团队

6

7.

有关税费和费用的负担

6

The Taxes and Expenses

6

8.

违约责任

6

Liability for the Breach of Agreement

6

9.

不可抗力

6

Force Majeure

6

10.

保密

7

Confidentiality

7

11.

适用法律及争议解决

7

Applicable Law and Dispute Resolution

7

12.

协议生效

8

Effectiveness of this Agreement

8

13.

其他

8

Miscellaneous

8

股权转让协议 / Equity Interest Transfer Agreement

股权转让协议

Equity Interest Transfer Agreement

本股权转让协议（“本协议”）由下列双方于2006年5月21日在沈阳签订。

This Equity Interest Transfer Agreement ("Agreement") is entered into as of the May 21, 2006 in Shenyang by and between the following two parties:

甲方：段连发

Party A: Lianfa Duan

Add: #25-2 Fuping Alley Zhulin Road Dadong District Shenyang Liaoning PRC

住址：中国辽宁沈阳市大东区株林路福平巷25－2号。

身份证号码：210104196503292058

ID Card Number：210104196503292058

国籍：中国

Nationality: Chinese

Tel: 86-24-23505598

电话：86-24-23505598

Fax: 86-24-23509986

传真：86-24-23509986

乙方：AXM Pharma, Inc.

Party B: AXM Pharma, Inc.

地址：美国洛杉矶工业市，卡斯顿大街17870号255单元，邮编：CA 91748

Add:  17870 Castleton Street, Suite 255 City of Industry, CA 91748

法定代表人：王维实

Legal Representative: Weishi Wang

职务：董事长

Title: President

国籍：中国

Nationality: Chinese

电话：1-626-964-2848

Tel: 1-626-964-2848

传真：1-626-964-3484

Fax: 1-626-964-3484

电子邮件：wwang@axmpharma.com

Email: wwang@axmpharma.com

鉴于：

Whereas:

1.

乙方是一家根据美国法律在内华达州注册成立并有效存续的公司。

Party B is a company duly established and legally existing under the laws of Nevada, US.

2.

辽宁明成医药有限公司（“明成公司”）是一家根据中国法律注册成立并有效存续的公司，其注册资本为人民币5,000,000.00且已经全部及时足额缴纳，法定地址在沈阳市和平区天津南街152号。

Liaoning Ming Cheng Medical & Pharmaceutical Co., Ltd. (“Ming Cheng”) is a company duly established and legally existing under the laws of the People’s Republic of China (“China”) with a registered capital of RMB 5,000,000.00, which has been fully and timely paid, and its legal address is at No.152, Tianjin South Street, Heping District, Shenyang City.

3.

截至本协议签署之日，甲方是明成公司的股东，拥有该公司80％的股权。

As of the date of this Agreement, Party A is the shareholder of Ming Cheng and owns 80% equity interest。

4.

现双方一致同意甲方按本协议的条件将其拥有的明成公司51％的股权（下称“待转股权”） 转让给乙方，使得明成公司变更为一家中外合资经营企业（“合资公司”）。

Both parties agree that Party A will transfer the 51％ equity interest of Ming Cheng that is held by Party A (hereinafter “Transferred Equity”) to Party B in accordance with the terms and conditions contemplated in this Agreement, so that Ming Cheng will be changed to a Sino-foreign equity joint venture enterprise (“JV Company”).

因此，各方特签订本协议如下：

Therefore, the parties hereby make this Agreement as follows:

1.

待转股权的转让

Transfer of the Transferred Equity

1.1

各方同意根据明成公司章程的规定，甲方将其拥有待转股权的全部权益和责任转让给乙方享有和承担，乙方将拥有该待转股权。

The parties agree that Party A shall sell the Transferred Equity in Ming Cheng to Party B, and that Party B will take ownership to the Transferred Equity, in accordance with the Articles of Association (“AOA”) of Ming Cheng.

1.2

作为甲方按本协议转让待转股权的对价，双方同意乙方应自合资公司新的营业执照颁发之日起3个月内向甲方 (或其书面指定的第三人)共计支付乙方发行的股票370万股。

As the consideration for Party A’s assignment of the Transferred Equity in this Agreement, the parties agree that Party B shall pay 3.7 million shares issued by Party B in total to Party A (or any third person designated by Party A in writing) within 3 months after the issuing date of the new business license of JV Company.

1.3

甲方应按乙方的要求提供明成公司的评估报告和审计报告。

Pursuant to Party B’s requirement, Party A shall provide an appraisal report and auditing report of Ming Cheng to Party B.

1.4

甲方应在乙方的协助下于本协议签署后10天内，向相关政府主管部门和工商部门递交变更报批的文件。

Party A, with the assistance of Party B, shall submit the relevant documents for the approval of the equity interest transfer to the relevant competent government authorities and competent administration for industry and commerce within 10 days from the date of this Agreement.

股权转让协议 / Equity Interest Transfer Agreement

1.5

甲方应在乙方的协助下根据相关规定，向外汇主管部门就以其拥有的股票作为购买代转股权的支付方式申请核准。

Party A, with the assistance of Party B and in accordance with relevant regulations, shall submit the relevant documents and apply for the verification and approval of the competent authority of foreign exchange in connection with the matter that Party B pays the shares under its disposal to Party A as the consideration of purchasing the transferred equity.

2.

甲方的陈述和保证

Representation and Warranties of Party A

2.1

甲方兹向乙方陈述和保证如下：

Party A hereby represents and warrants to Party B as follows:

2.1.1

甲方签署并履行本协议在其权利能力和行为能力范围之内，并已或将要获得了必要的各相关政府部门的批准与/或授权（如需）。

Party A has the legal capacity and disposition capacity to execute and perform this Agreement.  All approvals from governmental authorities (if any) deemed appropriate or necessary by Party A shall have or will be timely obtained.

2.1.2

甲方签署并履行本协议不对其具有约束力或有影响的协议构成冲突、限制或违反。

Neither the execution, nor the performance of this Agreement will conflict with, or result in a breach of, or constitute a default under, any agreement to which Party A is subject.

2.1.3

对于本协议下待转股权的转让，甲方已经获得了明成公司其它股东的事先书面同意。

With regard to the transfer of the Transferred Equity provided herein, Party A has obtained the prior written consent from other shareholder(s) of Ming Cheng.

2.1.4

甲方对于根据本协议转让给乙方的股权拥有完全、有效和充分的所有权和处分权，该项股权未设置任何质押权等担保物权、选择权或其他第三者权益。

Party A has full, effective and sufficient ownership to the assigned equity interest under this Agreement, which is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or interest from any third party.

2.1.5

对于待转股权的价值没有发生产生任何实质不利影响的诉求主张（无论是通过诉讼还是其他方式发生），但已披露的除外。

There shall not have occurred any claims (whether or not asserted in litigation), which may materially and adversely affect the Transferred Equity, except the disclosed claims to Party B.

2.2

甲方将承担由于上述第2.1条的陈述和保证与事实不符而给乙方造成的任何损失。

Party A shall bear any loss or damages of Party B resulting from the representations specified as in Section 2.1 above against the truth.

股权转让协议 / Equity Interest Transfer Agreement

3.

乙方的陈述和保证

   Representations and Warranties of Party B

3.1

乙方兹向甲方陈述和保证如下：

Party B hereby represents and warrants to Party A as follows:

3.1.1

乙方签署并履行本协议在其权利能力和行为能力范围之内，并已或将要获得了必要的各相关政府部门的批准与/或授权（如需）。

Party B has the legal capacity and disposition capacity to execute and perform this Agreement. All approvals from governmental authorities (if any) deemed appropriate or necessary by Party B shall have or will be timely obtained.

3.1.2

乙方签署并履行本协议不对其具有约束力或有影响的协议构成冲突、限制或违反。

Neither the execution, nor the performance of this Agreement will conflict with, or result in a breach of, or constitute a default under, any agreement to which Party B is subject.

3.2

乙方应承担由于违反上述3.1条的陈述和保证而给甲方造成的任何损失。

Party B shall bear any loss or damages of Party A resulting from the representations specified as in Section 3.1 above against the truth.

4.

甲方的义务

   The Covenants of Party B

自本协议签署之日起，到协议生效之日终止，凡涉及待转股权的，对日常运营之外的一切事件或行为，甲方都应在该事件或行为发生前取得乙方书面同意。这些事件或行为包括但不限于：

During the period of the execution of this Agreement until the effective date of this Agreement, Party A shall obtain Party B’s written consent prior to the advent of any event or action concerning the Transferred Equity beyond daily operation in advance.  These events or actions include but not be limited to the following:

4.1

甲方出售、或意向出售其在明成公司的股权权益，或明成公司拟授予期权或其他可购买股权权益给除乙方之外的任何第三方的行为；

Party A sells, or contract to sell, any equity interest of Ming Cheng, or Ming Cheng grants any warrants, options or rights to purchase any equity interest of Ming Cheng, to any third party other than Party B;

4.2

明成公司修改公司章程的行为或其他工商注册登记事宜的变化；

Ming Cheng amends the AOA, or other organizational documents or conducts any other change for registration at the administration for industrial and commercial;

4.3

对外签署涉及知识产权的协议，无论是变更其所拥有知识产权的权属（包括但不限于转让、赠与等）、许可他人使用明成公司的知识产权还是明成公司使用他人的知识产权；

Ming Cheng enters into any license agreement with respect to the intellectual property with any third party or with respect to the intellectual property of any third party, whether changing the ownership (including but not limited to, transferring and donation), granting the use of the Intellectual Property of Ming Cheng to others, or being entitled to the using of others;

股权转让协议 / Equity Interest Transfer Agreement

4.4

可能和除乙方外的任何第三方协商、谈判或签署涉及明成公司10万元以上资产处置（包括但不限于出让、出租、合作、抵押等可能变更明成公司资产法律状态的行为）的协议的行为。

Ming Cheng may discuss, negotiate or conclude with any third party, other than Party B, on the disposal of assets over RMB100,000 of Ming Cheng (including, but not limited to, sale, lease, cooperation, pledge and other way that might amend the legal status of Ming Cheng’s assets.).

4.5

明成公司（包含其董事、管理层、员工、顾问、代理、代表或关联企业）可能与除乙方外的任何第三方就待转让股权披露涉及其资产、业务的信息给任何依惯例非必要知道的单位或个人，或允许特定的单位或个人查阅其各项资产清单、财务报表、账册以及相关的合同、协议等。

Ming Cheng (and its directors, management team, staffs, consultants, agents, representatives or affiliated enterprises) may disclose the information in connection with the Transferred Equity concerning its asset or business to any entity or individual, which is not informed necessarily pursuant to practice, or permit given entity or individual consult the assets list, financial statement, booking, or other relevant contract or agreement thereof.

5.

股权转让后乙方享有的权利义务

   The Rights and Obligations of Party B after the Transfer of Equity Interest

基于本协议，乙方自政府主管部门办理股东变更的审批之日起成为明成公司的一个股东，拥有明成公司51%的股权，根据变更后的合资公司章程依法享有股东的权利并承担义务。

Based on this Agreement, Party B shall be a shareholder of Ming Cheng upon the approval by the competent government authorities, own 51% equity interest of Ming Cheng, enjoy the rights and undertake the obligations according to the new amended AOA of JV Company.

6.

明成公司员工和管理团队

Employees and Management Team of Ming Cheng

乙方同意在该交易完成后，保留明成公司现有的员工和管理团队，继续履行原有的聘用协议（指劳动合同和相关的不竞争、保密以及知识产权归属等协议，统称“聘用协议”。），相关待遇、工作职责等原则上保持不变。

Party B agrees to keep the current employees and the management team of Ming Cheng after closing the Transaction, and continue to perform the existing employment agreements (means Labor Contract and Non-Competition, Non-Disclosure as well as Intellectual Property Agreement, hereinafter “Employment Agreement”), and keep the compensation and duties unchanged in principle.

7.

有关税费和费用的负担

The Taxes and Expenses

7.1

本协议各方应依照法律规定各自缴纳各自税费，但共同税费由合资公司交纳。

Each Party shall pay the tax incurred to the transaction herein respectively according to the law, but the joint tax shall be assumed by the JV Company.

7.2

在本次股权转让中所发生的其它一切有关费用（包括但不限于工商变更登记费、评估费、会计师审计费等）均由明成公司承担。

股权转让协议 / Equity Interest Transfer Agreement

All the other expense and cost (including the registration change fee, evaluation fee, auditing fee, as applicable) shall be borne by Ming Cheng.

8.

违约责任

   Liability for the Breach of Agreement

任何一方违反其在本协议中的任何声明、保证和承诺，使得本协议的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的损失（包括但不限于由此产生的诉讼费和律师费）；如各方违约，根据实际情况各自承担相应的责任。

In the event either Party breaches any representations, warranties, or other terms in this Agreement, rendering this Agreement impossible to perform in part or in whole, said Party shall bear liabilities for such breach and shall compensate all damages (including but not limited to the litigation and attorneys fee) resulting therefrom. In the event that each party breaches this Agreement, each Party shall, according to the actual situation, bear its respective liability.

9.

不可抗力

Force Majeure

由于天灾、战争、暴乱、火灾、爆炸、台风、水灾、地震、政府命令或其他超出受影响方合理控制的行为等不可抗力事件而导致本协议不能或延迟履行时，受影响方无需承担责任。由前述原因影响，不能或延迟履行本协议的一方应及时书面通知另一方并说明不能或延迟履行的理由，受影响方还应努力尽快继续重新履行本协议。

Neither Party shall be liable for any failure to perform, or for delay in performance hereunder, which results from the Force Majeure such as the act of God, war, riot, fire, explosion, typhoons, flood, earthquake, governmental orders or any other cause beyond the reasonable control of the affected party.  The affected party who is unable to perform or who is delayed in performance on account of the foregoing shall in a timely manner, provide the other party with written notification showing the reason for non-performance or delayed performance, and shall exert its best efforts to recommence performance as soon as possible.

10.

保密

   Confidentiality

就本协议规定的事宜，没有另一方的书面同意，一方不得对其与本次转让事宜没有直接工作关系的员工、任何第三方（相关的代理人、专业顾问除外）以口头及/或书面形式发布任何声明、提供任何信息。但乙方可按美国证监会（SEC）的各项规定和信息披露要求进行信息披露，该披露不受本条的限制。

Absent the written consent of the other, one party shall not make any statement or disclose any information concerning the provisions in this Agreement  to the staff, which is not directly related to the transfer herein, any third party (other than the relevant agent, professional consultant) in oral or written form.  Notwithstanding this provision, Party B may disclose the information according to the regulations and requirements for disclosure of SEC and such disclosure will not be governed by this clause.

11.

适用法律及争议解决

Applicable Law and Dispute Resolution

11.1

本协议的签署、效力、解释和执行以及争议之解决均应适用中华人民共和国法律。

股权转让协议 / Equity Interest Transfer Agreement

The formation, validity, interpretation and performance of this Agreement shall be subject to the laws of China.

11.2

在双方就本协议项下条款的解释和履行发生争议时，双方应以善意通过协商解决该争议。若在一方提出协商解决争议的要求之后45日内，双方仍未达成解决争议的协议，任何一方均可将有关争议提交沈阳仲裁委员会按照其现行的仲裁规则仲裁解决。仲裁地点在沈阳。仲裁裁决应是终局性的，对双方均有拘束力。

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the parties shall hold consultations in good faith to resolve same.  Upon failure by the parties to reach an agreement on the resolution of such a dispute within 45 days after either party submits a request to the other party to resolve same through negotiations, either party may submit the relevant dispute to the Shenyang Arbitration Commission for resolution by arbitration, in accordance with its current arbitration rules.  The arbitration shall be performed in Shenyang. The arbitration ruling shall be final and binding on both parties.

12.

协议生效

Effectiveness of this Agreement

本协议自政府主管部门审批之日起生效。如没有获得该审批，本协议将被终止，视为无效，且双方不承担任何责任和损害赔偿。

This Agreement shall come into force upon the approval of the competent government authority.  In the event that such approval(s) is not obtained, this Agreement shall be terminated and become null and void with no liabilities or damages to either Party.

13.

其他

   Miscellaneous

本协议由各方授权代表在本协议首页载明的日期签署，以中英文书写，各一式8份，各方各持2份中英文文本，其余交政府主管部门审批或备案，每份具有同等法律效力。本协议中英文版本如有冲突，应以中文为准。

This Agreement is executed by the duly authorized representatives on the date    first set forth above in 8 originals in both Chinese and English.  Each Party shall hold 2 originals in Chinese and English, and the remaining originals shall be submitted to the relevant government authorities for registration or approval.  Each copy of this Agreement shall have equal validity. If there is any conflict between the Chinese and English version of this Agreement, the Chinese version shall prevail.

股权转让协议 / Equity Interest Transfer Agreement

(签字页)

(Signing Page)

甲方：段连发 Party A: Lianfa Duan 签字： By: __/s/ Lianfa Duan________ 姓名：段连发 Name: Lianfa Duan 2006年5月21日 May 21, 2006	乙方：AXM Pharma, Inc. Party B: AXM Pharma, Inc. 授权代表签署： By: _/s/ Weishi Wang_________ 姓名：王维实 Name: Weishi Wang 2006年5月21日 May 21, 2006

7